Accumulated Other Comprehensive Loss (Schedule Of Accumulated OCI Net) (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Net unrealized gains on investment securities	$ 17.5
Currency translation adjustments	(0.1)	(0.1)
Unamortized net actuarial loss on pension plans	(61.8)	(37.0)
Unamortized prior service cost on pension plans	(0.2)	(0.3)
Accumulated other comprehensive loss	$ (44.6)	$ (37.4)